UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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Wendy’s/Arby’s Group, Inc.
Name of the Registrant as Specified In Its Charter

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on May 26, 2011.

WENDY’S ARBY’S GROUP, INC.	Meeting Information
Meeting Type: Annual
For holders as of: March 31, 2011
Date: May 26, 2011 Time: 11:00 a.m.
Location: W New York
WENDY’S/ARBY’S GROUP, INC. 1155 PERIMETER CENTER WEST ATLANTA, GA 30338	541 Lexington Avenue
New York, NY 10022
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

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How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT	Admission Ticket
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Voting Items
The Board of Directors recommends you vote
FOR the following:
1.	Election of Directors
Nominees:
	01) Nelson Peltz	07) J. Randolph Lewis
	02) Peter W. May	08) Peter H. Rothschild
	03) Clive Chajet	09) David E. Schwab II
	04) Edward P. Garden	10) Roland C. Smith
	05) Janet Hill	11) Raymond S. Troubh
	06) Joseph A. Levato	12) Jack G. Wasserman

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:
2.	To approve an amendment to the Company’s Certificate of Incorporation to allow majority voting in director elections.

3.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2011.

4.	To approve an advisory resolution on executive compensation.

The Board of Directors recommends you vote 1 YEAR on the following proposal:
5.	To hold future advisory votes on executive compensation every one, two or three years.

Notice of Proposed Amendment of Certificate of Incorporation

Wendy’s/Arby’s Group, Inc. hereby provides additional notice, under Section 242 of the Delaware General Corporation Law, that it is submitting a proposed amendment to the Company’s Certificate of Incorporation (the “Charter”) for stockholder approval at the 2011 annual meeting of stockholders (which appears as Proposal 2 in the Company’s proxy materials for the 2011 annual meeting).

Proposal 2 would amend the Charter to delete the provisions requiring that directors be elected by plurality vote. Approval of this amendment will allow majority voting in director elections, as explained below. If the Charter is amended as proposed to delete the plurality voting requirement for director elections, then the Board of Directors will amend the Company’s By-Laws to provide that, in an uncontested director election (i.e., an election where stockholders are not offering competing candidates and the number of nominees does not exceed the number of directors to be elected), a nominee for director would be elected or re-elected as a director only if the votes “for” his or her election exceed the votes “against” his or her election. Because Delaware law specifies that an incumbent director who is not re-elected will nevertheless remain on the Board of Directors until a successor is elected or until he or she is removed from the Board, the Company’s Corporate Governance Guidelines would require that, if an incumbent director is not re-elected by the required vote, then he or she must resign from the Board of Directors unless the Board decides to reject the resignation and retain the director on the Board.

The proposed amendment to Article V, Section 9 of the Charter is set forth below, with deletions indicated by strikeout and additions indicated by underline:

SECTION 9. Except as otherwise provided by law, at any meeting of stockholders of the Corporation the presence in person or by proxy of the holders of a majority in voting power of the outstanding stock of the Corporation entitled to vote shall constitute a quorum for the transaction of business brought before the meeting in accordance with this Certificate of Incorporation and, a quorum being present, the affirmative vote of the holders of a majority in voting power present in person or represented by proxy and entitled to vote shall be required to effect action by stockholders; provided, however, that, subject to the provisions of any class or series of Preferred Stock, the vote required for the election of directors shall be set forth in, and governed by, the By-laws ~~the affirmative vote of a plurality in voting power present in person or represented by proxy and entitled to vote shall be required to effect elections of directors~~.

This summary is qualified by reference to Proposal 2 set forth in the proxy statement for the 2011 annual meeting of stockholders and the text of the proposed amendment set forth above. You are urged to read the proxy materials in their entirety by following the instructions on the Notice Regarding the Availability of Proxy Materials.